                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2001


                          GENESIS HEALTH VENTURES, INC.

            - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

             (Exact name of Registrant as specified in its charter)


         Pennsylvania                                        1-11666
- - - - - - - - - - - - - - - - -                - - - - - - - - - - - - - - - -
(State or other jurisdiction of                      (Commission File Number)
incorporation or organization)

                              101 East State Street
                       Kennett Square, Pennsylvania 19348
               - - - - - - - - - - - - - - - - - - - - - - - - - -
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 610-444-6350

Item 1-4.  Not applicable

Item 5.  Other Events.

Genesis Health Ventures, Inc. and The Multicare Companies, Inc. filed a joint plan of reorganization ("the Plan") in the U.S. Bankruptcy Court for the District of Delaware on June 5, 2001, calling for the merger of the two companies under the Genesis banner.

The Plan provides that Multicare will become a wholly-owned subsidiary of Genesis. Genesis currently owns 43.6% of Multicare and manages its skilled nursing and assisted living facilities under the Genesis Eldercare brand name.

The confirmation and consummation of the Plan are subject to certain conditions including the receipt of the requisite acceptances from various creditor classes to confirm the Plan and the Court's determination that the Plan satisfies the statutory requirements for confirmation under the bankruptcy code. There can be no assurance that the Plan as submitted will be confirmed or consummated. The Plan was endorsed by the steering committees of both companies' senior bank lenders and the Genesis official committee of unsecured creditors.

The Plan, as filed, provides for the issuance of new notes, new preferred stock and approximately 96% of the new common stock to the Genesis and Multicare senior secured creditors and approximately 4% of the new common stock to the Genesis unsecured creditors. Genesis unsecured creditors will also receive warrants to purchase approximately 5.8% of the new common stock. Multicare vendors will also receive a small percentage of the new common stock. Existing holders of Genesis preferred stock and Genesis and Multicare common stock would receive no distribution under the Plan. Genesis plans to register the new common stock for trading on a public exchange at a future date.

The following charts, "Treatment of Genesis Creditors and Shareholders" and "Treatment of Multicare Creditors and Shareholders", are from the Disclosure Statement for Debtors' Joint Plan of Reorganization. The charts do not purport to be complete and are qualified in their entirety by reference to all of the provisions of the Plan, including all exhibits and documents described therein, as filed with the Bankruptcy Court and as may otherwise be amended or supplemented.

Treatment of Genesis Creditors and Shareholders:

Class      Description                       Treatment                           Entitled to
                                                                                 Vote
---------------------------------------------------------------------------------------------
--         Debtor in Possession Credit       Payment of all amounts              No
           Agreement Claims                  outstanding, and cash
                                             collateralization or replacement of
                                             outstanding letters of credit by
                                             letters of credit issued under the
                                             exit facility.
---------------------------------------------------------------------------------------------
--         Other Administrative Expense      Paid in full.                       No
           Claims
---------------------------------------------------------------------------------------------
--         Priority Tax Claims               Paid in full or with interest       No
                                             over a period not to exceed six
                                             (6) years from the date of
                                             assessment of the tax.
---------------------------------------------------------------------------------------------
G1         Genesis Other Secured Claims      See separate descriptions below.    See below
---------------------------------------------------------------------------------------------
G2         Genesis Senior Lender Claims      $195,979,000 in cash*               Yes
                                             $99,923,000 in New Senior Notes
                                             $31,000,000 in New Convertible
                                             Preferred Stock
                                             74.58% of the New Common Stock.
                                             * cash payments through June 30,
                                             2001
---------------------------------------------------------------------------------------------
G3         Genesis Priority Non-Tax Claims   Paid in full.                       No
---------------------------------------------------------------------------------------------
G4         Genesis General Unsecured Claims  Uninsured claims:                   Yes
                                             0.67% of the New Common Stock
                                             17.25% of the New Warrants.
                                             Insured claims:
                                             Paid in ordinary course of
                                             business from insurance proceeds
                                             to the extent of such insurance;
                                             any portion of such claims which
                                             are not covered by insurance
                                             will be treated in same manner
                                             as uninsured claims.
---------------------------------------------------------------------------------------------
G5         Genesis Senior Subordinated Note  3.22% of the New Common Stock       Yes
           Claims                            82.75% of the New Warrants.
---------------------------------------------------------------------------------------------
G6         Genesis Intercompany Claims       Unimpaired.                         No
---------------------------------------------------------------------------------------------
G7         Genesis Punitive Damage Claims    No distribution (except to the      No
                                             extent covered by insurance).
---------------------------------------------------------------------------------------------
G8         Genesis Series G Preferred Stock  No distribution.                    No
           Interests
---------------------------------------------------------------------------------------------
G9         Genesis Series H Preferred Stock  No distribution.                    No
           Interests
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Class      Description                       Treatment                           Entitled to
                                                                                 Vote
---------------------------------------------------------------------------------------------
G10        Genesis Series I Preferred Stock  No distribution.                    No
           Interests
---------------------------------------------------------------------------------------------
G11        Genesis Common Stock Interests    No distribution.                    No
---------------------------------------------------------------------------------------------



Treatment of Genesis Other Secured Claims Subclasses:


------------ ------------------------------------ ------------------------------------ -----------
                         Description                                                   Entitled
   Class      Collateral (lender or guarantor)                 Treatment                to Vote
------------ ------------------------------------ ------------------------------------ -----------
G1-1         Broad Street Office Building         $1,600,000 mortgage reinstated       No
             148 West State Street, Kennett
             Square, Pa. (Pa. IDA)
------------ ------------------------------------ ------------------------------------ -----------
G1-2         Broad Street Office Building         $985,039 mortgage reinstated         No
             148 West State Street, Kennett
             Square, Pa. (Pa. IDA)
------------ ------------------------------------ ------------------------------------ -----------
G1-3         Pleasant View Center (HUD)           $8,864,446 mortgage reinstated       No
------------ ------------------------------------ ------------------------------------ -----------
G1-4         Country Village Center (HUD)         $1,810,259 mortgage reinstated       No
------------ ------------------------------------ ------------------------------------ -----------
G1-5         Abington Manor (Lackawanna County    $3,475,000 mortgage reinstated       No
             IDA)
------------ ------------------------------------ ------------------------------------ -----------
G1-6         Silver Lake Center (Del. EDA Bonds)  $2,155,000 mortgage reinstated       No
------------ ------------------------------------ ------------------------------------ -----------
G1-7         River Street Center (Luzerne         $2,430,000 mortgage reinstated       No
             County IDA)
------------ ------------------------------------ ------------------------------------ -----------
G1-8         Kresson View Center (NJEDA           $5,535,000 mortgage reinstated       No
             Refunding Bonds)
------------ ------------------------------------ ------------------------------------ -----------
G1-9         Mifflin Court (ElderTrust)           $2,474,000 mortgage reinstated (as   No
                                                  previously reduced and approved by
                                                  the Bankruptcy Court)
------------ ------------------------------------ ------------------------------------ -----------
G1-10        Oaks Center (ElderTrust)             $3,500,086 mortgage reinstated (as   No
                                                  previously reduced and approved by
                                                  the Bankruptcy Court)
------------ ------------------------------------ ------------------------------------ -----------
G1-11        Coquina Assisted Living              $1,400,000 mortgage reinstated (as   No
             (ElderTrust)                         previously reduced and approved by
                                                  the Bankruptcy Court)
------------ ------------------------------------ ------------------------------------ -----------
G1-12        Homestead Center                     $19,325,829 mortgage reinstated      No
             Kimberly Hall South Center
             Kimberly Hall North Center
             Seaford Center
             Milford Center
             Windsor Center
             (U.S. Bank, N.A., as trustee for
             the "Bradford Bonds")

------------ ------------------------------------ ------------------------------------ -----------


------------ ------------------------------------ ------------------------------------ -----------
                         Description                                                   Entitled
   Class      Collateral (lender or guarantor)                 Treatment                to Vote
------------ ------------------------------------ ------------------------------------ -----------
G1-13        Brakeley Park Center (HUD)           New secured note maturing on         Yes
                                                  January 1, 2033, in $7,985,079
                                                  principal amount with annual
                                                  interest at 8.5% and level monthly
                                                  payments of principal and interest
------------ ------------------------------------ ------------------------------------ -----------
G1-14        North Cape Center (HUD)              New secured note maturing on March   Yes
                                                  1, 2036, in $5,573,020 principal
                                                  amount with annual interest at
                                                  8.0% and level monthly payments of
                                                  principal and interest
------------ ------------------------------------ ------------------------------------ -----------
G1-15        Oak Hill Center (HUD)                Return the collateral                Yes
------------ ------------------------------------ ------------------------------------ -----------
G1-16        Rittenhouse Pine Center (Meditrust)  New secured 10 year note in          Yes
                                                  $5,000,000 principal amount with
                                                  annual interest at 8% and level
                                                  monthly payments of principal and
                                                  interest based on a 25-year
                                                  amortization schedule (unsecured
                                                  deficiency of $1,690,441)
------------ ------------------------------------ ------------------------------------ -----------
G1-17        Atlantis Center                      New secured 5-1/2 year note in       Yes
             Bowmans Center                       $45,000,000 principal amount with
             Fairway Center                       annual interest at LIBOR plus 3.5%
             Oakwood Center                       and no amortization before
             Riverwood Center                     maturity (secured deficiency of
             Tierra Center                        $33,236,000)
             Willimsburg Center
             Windham Center
             Woodmont Center
             (synthetic lease lenders)
------------ ------------------------------------ ------------------------------------ -----------

In addition to subclasses G1-1 through G1-17, there are other subclasses of miscellaneous secured claims of approximately $3,536,000 against the Genesis Debtors, each of which will be treated as a separate class. This class also includes certain contingent claims of Bank of America, N.A. in connection with a guaranty by Genesis of the obligations of the Age Institute. Under the Plan of Reorganization, either these claims will be reinstated or the Reorganized Debtors will return the property securing such claim. These claims are not impaired and the holders are not entitled to vote to accept or reject the Plan of Reorganization.

Treatment of Multicare Creditors and Shareholders:


Class      Description                       Treatment                           Entitled to
                                                                                 Vote
---------------------------------------------------------------------------------------------
--         Debtor in Possession Credit       Payment of all amounts              No
           Agreement Claims                  outstanding, and cash
                                             collateralization or replacement of
                                             outstanding letters of credit by
                                             letters of credit issued under the
                                             exit facility.
---------------------------------------------------------------------------------------------
--         Other Administrative Expense      Claims Paid in full.                No
---------------------------------------------------------------------------------------------
--         Priority Tax Claims               Paid in full or with interest       No
                                             over a period not to exceed six
                                             (6) years from the date of
                                             assessment of the tax.
---------------------------------------------------------------------------------------------
M1         Multicare Other Secured Claims    See separate descriptions below.    See below
---------------------------------------------------------------------------------------------
M2                                           Multicare Senior Lender Claims
                                             $25,000,000 in cash Yes
                                             $146,146,000 in New Senior Notes
                                             $11,600,000 in New Conv Preferred
                                             Stock 21.35% of the New Common
                                             Stock.
---------------------------------------------------------------------------------------------
M3         Multicare Priority Non-Tax Claims Paid in full.                       No
---------------------------------------------------------------------------------------------
M4         Multicare General Unsecured       Uninsured:                          Yes
           Claims                            0.18% of the New Common Stock.
                                             Insured: Paid in ordinary course of
                                             business from insurance proceeds to
                                             the extent of such insurance; any
                                             portion of such claims which are
                                             not covered by insurance will be
                                             treated in same manner as uninsured
                                             claims.
---------------------------------------------------------------------------------------------
M5         Multicare Senior Subordinated     No distribution.                    No
           Note Claims
---------------------------------------------------------------------------------------------
M6         Multicare Intercompany Claims     Unimpaired.                         No
---------------------------------------------------------------------------------------------
M7                                           Multicare Punitive Damage Claims    No
                                             No distribution (except to the
                                             extent covered by insurance).
---------------------------------------------------------------------------------------------
M8         Multicare Common Stock Interests  No distribution.                    No
---------------------------------------------------------------------------------------------

Treatment of Multicare Other Secured Claims Subclasses:


-------------- -------------------------------------- --------------------------------------- -----------
    Class                   Description                                                       Entitled
                 Collateral (lender or guarantor)                   Treatment                  to Vote
-------------- -------------------------------------- --------------------------------------- -----------
M1-1           Rosewood Center (Tyler County, WV)     $825,000 mortgage reinstated            No
-------------- -------------------------------------- --------------------------------------- -----------
M1-2           Sisterville Center (Tyler County, WV)  $1,960,000 mortgage reinstated          No
-------------- -------------------------------------- --------------------------------------- -----------
M1-3           Raleigh Center (WV Hospital            $1,840,000 mortgage bonds reinstated    No
               Authority)
-------------- -------------------------------------- --------------------------------------- -----------
M1-4           Westford Center (HUD)                  $6,637,992 mortgage reinstated          No
-------------- -------------------------------------- --------------------------------------- -----------
M1-5           Willows Center                         $11,900,815 mortgage reinstated         No
               Cedar Ridge Center
               Dawn View Center
               (MediTrust)
-------------- -------------------------------------- --------------------------------------- -----------
M1-6           Teays Valley (West Virginia Hospital   $3,665,000 mortgage reinstated          No
               Authority)
-------------- -------------------------------------- --------------------------------------- -----------
M1-7           Point Pleasant (Mason County WV)       Return of collateral                    Yes
-------------- -------------------------------------- --------------------------------------- -----------

In addition to subclasses M1-1 through M1-7, there are other subclasses of miscellaneous secured claims of approximately $71,000 against the Multicare Debtors, each of which will be treated as a separate class. Under the Plan of Reorganization, either these claims will be reinstated or the Reorganized Debtors will return the property securing such claim. These claims are not impaired, and the holders are not entitled to vote to accept or reject the Plan of Reorganization.

Statements made in this, and in our other public filings and releases, which are not historical facts contain "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may" and similar expressions. Factors that could cause actual results to differ materially include, but are not limited to, the following: our bankruptcy cases and our ability to continue as a going concern; risks associated with operating a business in Chapter 11; the delays or the inability to complete and/or consummate our plan of reorganization; our ability to comply with the provisions of our debtor-in-possession financing; our substantial indebtedness and significant debt service obligations; our default under our senior credit agreement and our senior subordinated and other notes; adverse actions which may be taken by creditors; adverse developments with respect to our liquidity or results of operations; the effect of planned dispositions of assets; our ability to consummate or complete development projects or to profitably operate or successfully integrate enterprises into our other operations; our ability or inability to secure the capital and the related cost of the capital necessary to fund future growth; our ability to attract customers given our current financial position; our ability to attract and retain key executives and other personnel; the impact of health care reform, including the Medicare Prospective Payment System ("PPS"), the Balanced Budget Refinement Act ("BBRA") and the Benefit Improvement and Protection Act of 2000 ("BIPA") and the adoption of cost containment measures by the federal and state governments; the impact of government regulation, including our ability to operate in a heavily regulated environment and to satisfy regulatory authorities; the occurrence of changes in the mix of payment sources utilized by customers to pay for services; the adoption of cost containment measures by other third party payors; competition in our industry; and changes in general economic conditions.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements

         None.

(b)      Pro Forma Financial Information

         None.

(c)      Exhibits

         2.1   Disclosure Statement for Debtors' Joint Plan of Reorganization.
         2.2 Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.
         99.1  Press release dated June 5, 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GENESIS HEALTH VENTURES, INC.

                                               By:
                                               /s/ George V. Hager, Jr.
                                               ------------------------
                                               George V. Hager, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer


Date: June 19, 2001


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